UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): October 22, 2008

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 22, 2008 First Merchants Corporation issued a press release to report its financial results for the second quarter ended September 30, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K,  including  Exhibit No.
99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated October 22, 2008, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By: /s/  Mark K. Hardwick
                                    --------------------------------------------
                                          Mark K. Hardwick
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Principal Accounting Officer)


Dated: October 22, 2008

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.             Description
-----------             -----------
    99.1                Press Release, dated October 22, 2008, issued by
                        First Merchants Corporation.

                           First Merchants Corporation

                                Exhibit No. 99.1

                      Press Release, dated October 22, 2008

N / E / W / S     R / E / L / E / A / S / E

October 22, 2008

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 3rd QUARTER YEAR-TO-DATE NET INCOME OF $20.4 MILLION.

First Merchants Corporation (NASDAQ - FRME) has reported third quarter 2008 diluted earnings per share of $.32, a decline from 2007 third quarter earnings per share of $.46. Net Income for the quarter totaled $5.7 million, a decrease from the 3rd quarter 2007 total of $8.3 million.

Year-to-date diluted earnings per share totaled $1.13, a decrease of 7.4 percent, from 2007 earnings per share of $1.22. Net Income totaled $20.4 million, a decline of $1.9 million from the prior year total of $22.3 million.

Total assets reached $3.8 billion at quarter-end, an increase of $110 million, or 2.9 percent, from September 30, 2007. Loans and investments, the Corporation's primary earning assets, totaled $3.47 billion, an increase of $122 million, or 3.6 percent, over the prior year. Loans accounted for $208 million of the increase as investment securities declined by $86 million as spreads between investment securities and borrowings remain below historical levels. At September 30, 2008, the Corporation's tangible capital was 5.9%, tier 1 capital was 7.3%, tier 1 risk based capital was 8.5% and total risk based capital was 11.2%.

Net-Interest margin expanded by 39 basis points from 3.52 percent in the third quarter of 2007 to 3.91 percent in 2008. As a result, net-interest income increased by $4.7 million, or 16.5 percent. Year-to-date net interest margin improved by 32 basis points as net interest income increased by $13 million or
15.6 percent.

Provision expense totaled $7.1 million for the quarter, an increase of $4.3 million, as net charge-offs totaled $3.7 million. Year-to-date provision expense totaled $18 million, an increase of $12 million over the prior year, as charge-off's totaled $11.2 million. Non-performing assets increased from 84 basis points of total assets to 142 basis points during the year.

The Corporation's allowance for loan losses as a percent of total loans increased from .96 to 1.14 percent since September 30, 2007. The increase totals $7.4 million in additional reserves. The increased allowance for loan losses total is comprised of a $2.0 million increase in the general historical loss component, a $6.3 increase in environmental factors and a decline in specific reserves of $924,000.

Total non-interest income decreased by $1.6 million, during the quarter, due primarily to a $1.5 million write-off of FHLMC preferred stock. Total expenses increased during the quarter by $2.1 million totaling $27.1 million. Year-to-date non-interest income declined by $337,000 and non-interest expense increased $2,857,000.

Michael C. Rechin, President and Chief Executive Officer, stated that, "First Merchants has the people, strategies, capital, liquidity, and commitment to weather the current environment. While our short-term earnings have been impacted by credit costs, the strengthening of our balance sheet by building our loan loss reserve is prudent for the future and warranted by the economic trends we see in the Midwest. The volatility in our local markets and the capital markets does create opportunity and we have been successful in the strategic building of relationships and revenues."

Rechin continued, "First Merchants exceeds the Federal Reserve's capital adequacy requirements and continues to meet their definition of "well capitalized". Despite prudent provisioning, the Corporation's earnings and liquidity remain strong." Rechin also added that, "We look forward to the conclusion of our announced acquisition of Lincoln Bancorp. All required applications for approval have been filed and, at this time, no delays are expected in completing the transaction by our announced target date of December 31, 2008."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Daylight Time on Wednesday, October 22, 2008. To participate, dial (Toll Free) 800-860-2442 and reference First Merchants Corporation's third quarter earnings. A replay will be available until October 29, 2008. To access replay, US/Canada participants should dial (Toll Free) 877-344-7529, or for International participants, dial 412-317-0088. The replay will require the passcode is 420850.

During the call, we may make Forward-Looking Statements about our relative business outlook. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages:

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., and First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http://www.firstmerchants.com).

                                    * * * *

CONSOLIDATED BALANCE SHEETS
(in thousands)                                                          September 30,
                                                                2008                     2007
Assets
   Cash and due from banks                                  $    69,846              $    83,845
   Federal funds sold                                             7,818                    1,800
                                                            -----------              -----------
   Cash and cash equivalents                                     77,664                   85,645
   Interest-bearing time deposits                                15,623                   22,295
   Investment securities                                        388,808                  474,613
   Mortgage loans held for sale                                   2,062                    4,328
   Loans                                                      3,078,768                2,869,001
      Less: Allowance for loan losses                           (34,985)                 (27,635)
                                                            -----------              -----------
         Net loans                                            3,043,783                2,841,366
   Premises and equipment                                        44,402                   44,255
   Federal Reserve and Federal Home Loan Bank stock              25,494                   25,050
   Interest receivable                                           21,569                   25,954
   Core deposit intangibles and goodwill                        135,701                  136,266
   Cash surrender value of life insurance                        73,448                   70,082
   Other real estate owned                                       16,916                    2,081
   Other assets                                                  18,604                   22,365
                                                            -----------              -----------
         Total assets                                       $ 3,864,074              $ 3,754,300
                                                            ===========              ===========
Liabilities
   Deposits
      Noninterest-bearing                                       384,928                  355,339
      Interest-bearing                                        2,529,355                2,403,836
                                                            -----------              -----------
         Total deposits                                       2,914,283                2,759,175
   Borrowings
      Fed funds purchased                                        57,600                   95,697
      Securities sold under repurchase agreements               100,227                  103,846
      Federal Home Loan Bank advances                           237,225                  310,100
      Subordinated debentures, revolving credit
        lines and term loans                                    176,256                  110,826
                                                            -----------              -----------
         Total borrowings                                       571,308                  620,469
   Interest payable                                               6,529                   9,170
   Other liabilities                                             19,861                   32,745
                                                            -----------              -----------
         Total liabilities                                    3,511,981                3,421,559
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued - 500,000 shares
   Cumulative Preferred Stock, $1,000 par value:
      Authorized - 600 shares
      Issued and outstanding - 125 shares                           125
   Common stock, $.125 stated value
      Authorized - 50,000,000 shares
      Issued and outstanding - 18,125,090 and
      18,153,828 shares                                           2,266                    2,269
   Additional paid-in capital                                   141,777                  140,642
   Retained earnings                                            210,605                  197,609
   Accumulated other comprehensive loss                          (2,680)                  (7,779)
                                                            -----------              -----------
         Total stockholders' equity                             352,093                  332,741
                                                            -----------              -----------
         Total liabilities and stockholders' equity         $ 3,864,074              $ 3,754,300
                                                            ===========              ===========

FINANCIAL HIGHLIGHTS
                                                                 Three Months Ended                    Nine Months Ended
(in thousands)                                                     September 30,                         September 30,
                                                               2008            2007                  2008             2007
NET CHARGE OFF'S                                          $     3,706      $     2,783            $  11,230         $  4,962

AVERAGE BALANCES
   Total Assets                                           $ 3,844,905      $ 3,696,382          $ 3,791,362      $ 3,607,367
   Total Loans                                              3,045,672        2,835,639            2,975,957        2,768,146
   Total Deposits                                           2,929,774        2,776,346            2,867,237        2,732,117
   Total Stockholders' Equity                                 349,652          329,474              348,396          329,147

FINANCIAL RATIOS
   Return on Average Assets                                       .60%             .90%                 .72%             .83%
   Return on Avg. Stockholders' Equity                           6.58            10.14                 7.81             9.05
   Avg. Earning Assets to Avg. Assets                           91.02            90.88                90.78            90.98
   Allowance for Loan Losses as %
      of Total Loans                                             1.14              .96                 1.14              .96
   Net Charge Off's as % of Avg. Loans
      (Annualized)                                                .49              .39                  .50              .24
   Dividend Payout Ratio                                        71.88            50.00                61.06            56.56
   Avg. Stockholders' Equity to Avg. Assets                      9.09             8.91                 9.19             9.12
   Tax Equivalent Yield on Earning Assets                        6.39             7.17                 6.52             7.09
   Cost of Supporting Liabilities                                2.48             3.65                 2.69             3.58
   Net Int. Margin (FTE) on Earning Assets                       3.91             3.52                 3.83             3.51

CONSOLIDATED STATEMENTS OF INCOME


(in thousands, except share data)                                Three Months Ended                    Nine Months Ended
                                                                    September 30,                         September 30,
                                                               2008           2007                   2008             2007
Interest income
   Loans receivable
      Taxable                                               $  49,828         $ 53,081             $149,952         $153,930
      Tax exempt                                                  321              368                  664              818
   Investment securities
      Taxable                                                   2,943            3,581                9,139           10,257
      Tax exempt                                                1,379            1,613                4,344            4,925
   Federal funds sold                                              10               41                   21              133
   Deposits with financial institutions                           146              145                  561              388
   Federal Reserve and Federal Home Loan Bank stock               351              328                1,056              955
                                                          -----------      -----------          -----------      -----------
         Total interest income                                 54,978           59,157              165,737          171,406
                                                          -----------      -----------          -----------      -----------
Interest expense
   Deposits                                                    16,213           23,327               51,943           67,523
   Federal funds purchased                                        502              996                1,748            2,897
   Securities sold under repurchase agreements                    650            1,195                2,098            2,674
   Federal Home Loan Bank advances                              2,724            3,302                8,585            9,247
   Subordinated debentures, revolving credit lines
      and term loans                                            1,635            1,802                5,127            5,840
                                                          -----------      -----------          -----------      -----------
      Total interest expense                                   21,724           30,622               69,501           88,181
                                                          -----------      -----------          -----------      -----------
Net interest income                                            33,254           28,535               96,236           83,225
   Provision for loan losses                                    7,094            2,810               17,987            6,057
                                                          -----------      -----------          -----------      -----------

Net interest income
   After provision for loan losses                             26,160           25,725               78,249           77,168
                                                          -----------      -----------          -----------      -----------
Other income
   Services charges on deposit accounts                         3,568            3,241                9,656            9,215
   Fiduciary activities                                         1,932            1,985                6,200            6,278
   Other customer fees                                          1,696            1,767                5,142            4,793
   Commission income                                            1,457            1,175                4,553            4,082
   Earnings on cash surrender value
      of life insurance                                           519              998                1,863            2,465
   Net gains and fees on sales of loans                           648              749                1,959            1,892
   Net realized gains (losses) on sale of
      available-for-sale securities                            (1,255)                               (1,169)
   Other income                                                   655              933                1,877            1,693
                                                          -----------      -----------          -----------      -----------
         Total other income                                     9,220           10,848               30,081           30,418
                                                          -----------      -----------          -----------      -----------
Other expenses
   Salaries and employee benefits                              15,330           14,583               47,126           44,105
   Net occupancy                                                1,857            1,818                5,412            5,028
   Equipment                                                    1,649            1,645                4,946            5,150
   Marketing                                                      605              560                1,701            1,700
   Outside data processing fees                                 1,068              972                2,959            2,959
   Printing and office supplies                                   281              394                  853            1,081
   Core deposit amortization                                      809              789                2,407            2,370
   Write-off of unamortized underwriting expense                                                                       1,771
   Other expenses                                               5,516            4,241               14,388           12,771
                                                          -----------      -----------          -----------      -----------
      Total other expenses                                     27,115           25,002               79,792           76,935
                                                          -----------      -----------          -----------      -----------


Income before income tax                                        8,265           11,571               28,538           30,651
   Income tax expense                                           2,516            3,221                8,121            8,322
                                                          -----------      -----------          -----------      -----------
Net income                                                $     5,749      $     8,350          $    20,417      $    22,329
                                                          ===========      ===========          ===========      ===========


Per Share Data

   Basic Net Income                                               .32              .46                 1.13             1.22
   Diluted Net Income                                             .32              .46                 1.13             1.22
   Cash Dividends Paid                                            .23              .23                  .69              .69
   Average Diluted Shares
      Outstanding (in thousands)                               18,196           18,276               18,129           18,375

CONSOLIDATED BALANCE SHEETS


(in thousands)                                       September 30,      June 30,      March 31,      December 31,    September 30,
                                                        2008             2008           2008             2007           2007
Assets
   Cash and due from banks                           $    69,846     $    80,996     $    89,961     $   134,188     $    83,845
   Federal funds sold                                      7,818                                             495           1,800
                                                     -----------     -----------     -----------     -----------     -----------
   Cash and cash equivalents                              77,664          80,996          89,961         134,683          85,645
   Interest-bearing time deposits                         15,623           7,267          21,280          24,931          22,295
   Investment securities                                 388,808         408,324         426,055         451,167         474,613
   Mortgage loans held for sale                            2,062           3,234           3,494           3,735           4,328
   Loans                                               3,078,768       3,018,596       2,937,710       2,876,843       2,869,001
      Less:  Allowance for loan losses                   (34,985)        (31,597)        (29,094)        (28,228)        (27,635)
                                                     -----------     -----------     -----------     -----------     -----------
         Net loans                                     3,043,783       2,986,999       2,908,616       2,848,615       2,841,366
   Premises and equipment                                 44,402          44,232          44,526          44,445          44,255
   Federal Reserve and Federal Home Loan Bank Stock       25,494          25,455          25,345          25,250          25,050
   Interest receivable                                    21,569          19,680          21,212          23,402          25,954
   Core deposit intangibles and goodwill                 135,701         136,230         135,056         135,856         136,266
   Cash surrender value of life insurance                 73,448          72,948          71,663          70,970          70,082
   Other real estate owned                                16,916          17,243           7,372           2,573           2,081
   Other assets                                           18,604          19,852          12,578          16,460          22,365
                                                     -----------     -----------     -----------     -----------     -----------
         Total assets                                $ 3,864,074     $ 3,822,460     $ 3,767,158     $ 3,782,087     $ 3,754,300
                                                     ===========     ===========     ===========     ===========     ===========
Liabilities
   Deposits
      Noninterest-bearing                                384,928         403,152         380,364         370,397         355,339
      Interest-bearing                                 2,529,355       2,460,483       2,432,763       2,473,724       2,403,836
                                                     -----------     -----------     -----------     -----------     -----------
         Total deposits                                2,914,283       2,863,635       2,813,127       2,844,121       2,759,175
   Borrowings
      Fed funds purchased                                 57,600         151,356         111,144          52,350          95,697
      Securities sold under repurchase agreements        100,227          90,872         103,024         106,497         103,846
      Federal Home Loan Bank advances                    237,225         228,196         244,468         294,101         310,100
      Subordinated debentures, revolving credit,
        lines and term loans                             176,256         115,826         115,826         115,826         110,826
                                                     -----------     -----------     -----------     -----------     -----------
         Total borrowings                                571,308         586,250         574,462         568,774         620,469
   Interest payable                                        6,529           6,658           7,621           8,325           9,170
   Other liabilities                                      19,861          18,525          23,107          20,931          32,745
                                                     -----------     -----------     -----------     -----------     -----------
         Total liabilities                             3,511,981       3,475,068       3,418,317       3,442,151       3,421,559
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued - 500,000 shares
   Cumulative Preferred Stock, $1,000 par value:
      Authorized - 600 shares                                125             125             125
      Issued and outstanding
   Common stock, $.125 stated value
      Authorized - 50,000,000 shares
      Issued and outstanding                               2,266           2,258           2,247           2,250           2,269
   Additional paid-in capital                            141,777         140,258         137,633         137,801         140,642
   Retained earnings                                     210,605         209,059         206,710         202,750         197,609
   Accumulated other comprehensive loss                   (2,680)         (4,308)          2,126          (2,865)         (7,779)
                                                     -----------     -----------     -----------     -----------     -----------
         Total stockholders' equity                      352,093         347,392         348,841         339,936         332,741
                                                     -----------     -----------     -----------     -----------     -----------
         Total liabilities and stockholders' equity  $ 3,864,074     $ 3,822,460     $ 3,767,158     $ 3,782,087     $ 3,754,300
                                                     ===========     ===========     ===========     ===========     ===========


NON PERFORMING ASSETS
                                                     September 30,       June 30,       March 31,     December 31,    September 30,
                                                        2008               2008           2008            2007           2007

Non Accrual Loans                                         37,879          34,410          27,465          29,031          30,165
Renegotiated Loans                                           135             136             142             145              58
                                                     -----------     -----------     -----------     -----------     -----------
Non Performing Loans (NPL)                                38,014          34,546          27,607          29,176          30,223
Real Estate Owned and Repossessed Assets                  16,916          17,243           7,372           2,573           2,081
                                                     -----------     -----------     -----------     -----------     -----------
Non Performing Assets (NPA)                               54,930          51,789          34,979          31,749          32,304
90+ Days Delinquent                                        8,056           3,538           4,996           3,578           3,132
                                                     -----------     -----------     -----------     -----------     -----------
NPAs & 90 Day Delinquent                                  62,986          55,327          39,975          35,327          35,436

Loan Loss Reserve                                         34,985          31,597          29,094          28,228          27,635
YTD Charge-offs                                           11,230           7,524           2,957           6,819           4,962

NPAs / Actual Assets %                                      1.42%           1.35%           0.93%           0.84%           0.86%
NPAs & 90 Day / Actual Assets %                             1.63%           1.45%           1.06%           0.93%           0.94%
NPAs / Actual Loans & REO (%)                               1.77%           1.70%           1.19%           1.10%           1.12%
Loan Loss Reserves / Actual Loans (%)                       1.14%           1.05%           0.99%           0.98%           0.96%
NCOs / YTD Average Loans (%)                                0.38%           0.26%           0.10%           0.24%           0.18%

CONSOLIDATED STATEMENTS OF INCOME

                                                      September 30,      June 30,       March 31,     December 31,   September 30,
(in thousands, except share data)                         2008            2008            2008           2007            2007

   Loans receivable
      Taxable                                        $    49,828     $    49,023     $    51,101     $    53,338     $    53,081
      Tax exempt                                             321             178             165             302             368
   Investment securities
      Taxable                                              2,943           2,947           3,249           3,487           3,581
      Tax exempt                                           1,379           1,452           1,513           1,623           1,613
   Federal funds sold                                         10               3               8              39              41
   Deposits with financial institutions                      146             133             282             194             145
   Federal Reserve and Federal Home Loan
      Bank stock                                             351             370             335             344             328
                                                     -----------     -----------     -----------     -----------     -----------
         Total interest income                            54,978          54,106          56,653          59,327          59,157
                                                     -----------     -----------     -----------     -----------     -----------
Interest expense
   Deposits                                               16,213          16,297          19,433          22,398          23,327
   Federal funds purchased                                   502             577             669             692             996
   Securities sold under repurchase agreements               650             632             816           1,182           1,195
   Federal Home Loan Bank advances                         2,724           2,825           3,036           3,250           3,302
   Subordinated debentures, revolving credit
      lines and term loans                                 1,635           1,602           1,890           1,910           1,802
                                                      ----------     -----------     -----------     -----------     -----------
         Total interest expense                           21,724          21,933          25,844          29,432          30,622
                                                      ----------     -----------     -----------     -----------     -----------
Net interest income                                       33,254          32,173          30,809          29,895          28,535
   Provision for loan losses                               7,094           7,070           3,823           2,450           2,810
                                                      ----------     -----------     -----------     -----------     -----------

Net interest income
   After provision for loan losses                        26,160          25,103          26,986          27,445          25,725

Other income
   Service charges on deposit accounts                     3,568           3,157           2,931           3,206           3,241
   Fiduciary activities                                    1,932           2,126           2,142           2,094           1,985
   Other customer fees                                     1,696           1,767           1,679           1,686           1,767
   Commission income                                       1,457           1,427           1,669           1,031           1,175
   Earnings on cash surrender value
      of life insurance                                      519             606             738           1,186             998
   Net gains and fees on sales of loans                      648             668             643             546             749
   Net realized gains (losses) on sales of
      available-for-sale securities                       (1,255)             13              73               1
   Other income                                              655             570             652             383             933
                                                     -----------     -----------     -----------     -----------     -----------
         Total other income                                9,220          10,334          10,527          10,133          10,848
                                                     -----------     -----------     -----------     -----------     -----------

Other expenses
   Salaries and employee benefits                         15,330          15,698          16,098          14,738          14,583
   Net occupancy                                           1,857           1,750           1,805           1,619           1,818
   Equipment                                               1,649           1,643           1,654           1,619           1,645
   Marketing                                                 605             612             484             505             560
   Outside data processing fees                            1,068           1,009             882             872             972
   Printing and office supplies                              281             291             281             329             394
   Core deposit amortization                                 809             808             790             789             789
   Other expenses                                          5,516           4,593           4,279           4,776           4,241
                                                     -----------     -----------     -----------     -----------     -----------
         Total other expenses                             27,115          26,404          26,273          25,247          25,002
                                                     -----------     -----------     -----------     -----------     -----------

Income before income tax                                   8,265           9,033          11,240          12,331          11,571
   Income tax expense                                      2,516           2,491           3,114           3,021           3,221
                                                     -----------     -----------     -----------     -----------     -----------
Net income                                           $     5,749     $     6,542     $     8,126     $     9,310     $     8,350
                                                     ===========     ===========     ===========     ===========     ===========

Per Share Data

   Basic Net Income                                          .32             .37             .45             .51             .46
   Diluted Net Income                                        .32             .36             .45             .51             .46
   Cash Dividends Paid                                       .23             .23             .23             .23             .23
   Average Diluted Shares
      Outstanding (in thousands)                          18,196          18,159          18,055          18,138          18,276

FINANCIAL RATIOS
   Return on Average Assets                                  .60%            .69%            .86%           1.00%            .90%
   Return on Average Stockholders' Equity                   6.58            7.46            9.43           11.10           10.14
   Avg. Earning Assets to Avg. Assets                      91.02           90.94           90.38           90.70           90.88
   Allowance for Loan Losses as %
     of Total Loans                                         1.14            1.05             .99             .98             .96
   Net Charge Off's as % of Average Loans
     (Annualized)                                            .49             .61             .41             .26             .39
   Dividend Payout Ratio                                   71.88           63.85           51.10           45.10           50.00
   Average Stockholders' Equity to Average Assets           9.09            9.30            9.17            8.98            8.91
   Tax Equivalent Yield on Earning Assets                   6.39            6.41            6.78            7.13            7.17
   Cost of Supporting Liabilities                           2.48            2.56            3.04            3.47            3.65
   Net Interest Margin (FTE) on Earning Assets              3.91            3.85            3.74            3.66            3.52

LOANS
                                                      September 30,     June 30,        March 31,     December 31,    September 30,
(in thousands, except share data)                         2008            2008            2008            2007            2007


Commercial and industrial loans                       $  851,233     $   815,137      $  724,643     $   662,701        $626,301
Agricultural production financing and
   other loans to farmers                                136,176         125,125         123,314         114,324         113,132
Real estate loans:
   Construction                                          167,512         181,598         178,171         165,425         160,624
   Commercial and farmland                               966,259         954,672         961,431         947,234         912,063
   Residential                                           731,065         718,065         728,956         744,627         769,890
Individuals' loans for household and
   other personal expenditures                           145,345         161,387         174,857         187,880         194,181
Tax exempt loans                                          34,010          22,553          11,646          16,423          28,726
   Lease financing receivables, net of
     unearned income                                       9,262           9,158           8,438           8,351           8,932
Other loans                                               37,906          30,901          26,254          29,878          55,152
                                                     -----------     -----------     -----------     -----------     -----------
                                                       3,078,768       3,018,596       2,937,710       2,876,843       2,869,001
Allowance for loan losses                                (34,985)        (31,597)        (29,094)        (28,228)        (27,635)
                                                     -----------     -----------     -----------     -----------     -----------
         Total loans                                 $ 3,043,783     $ 2,986,999     $ 2,908,616     $ 2,848,615     $ 2,841,366
                                                     ===========     ===========     ===========     ===========     ===========

DEPOSITS
                                                     September 30,      June 30,        March 31,     December 31,     September 30,
                                                         2008            2008             2008           2007             2007

(in thousands)

Demand deposits                                         $921,034        $932,017        $881,498        $903,380        $825,185
Savings deposits                                         540,596         546,951         562,942         552,379         508,139
Certificates and other time deposits of
   $100,000 or more                                      469,426         444,967         459,038         470,733         472,842
Other certificates and time deposits                     983,227         939,700         909,649         917,629         953,009
                                                     -----------     -----------     -----------     -----------     -----------
         Total deposits                              $ 2,914,283     $ 2,863,635     $ 2,813,127     $ 2,844,121     $ 2,759,175
                                                     ===========     ===========     ===========     ===========     ===========